EXHIBIT 99.2

CardioGenics Inc.

Consolidated Financial Statements

October 31, 2008 and 2007

With Independent Auditors’ Report

(Expressed in US Dollars)

CardioGenics Inc.
(A Development Stage Company)
Table of Contents
October 31, 2008 and 2007

Independent Auditors’ Report	1

Consolidated Financial Statements

Balance Sheets	2

Statements of Operations and Deficit	3

Statements of Stockholders’ Deficiency	4-11

Statements of Cash Flows	12

Notes to Financial Statements	13-31

BDO Dunwoody LLP Chartered Accountants and Advisors	Royal Bank Plaza P.O. Box 32 Toronto, Ontario, Canada M5J 2J8 Telephone: (416) 865-0200 Telefax: (416) 865-0887

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Shareholders of
CardioGenics Inc.
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of CardioGenics Inc. (a development stage company) as at October 31, 2008 and 2007 and the related consolidated statements of operations and deficit, stockholders’ deficiency and cash flows for the year ended October 31, 2008 and for the year ended October 31, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CardioGenics Inc. (a development stage company) as at October 31, 2008 and 2007 and the results of its operations and its cash flows for the year ended October 31, 2008 and the year ended October 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring net losses and negative cash flows from operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(Signed) “BDO Dunwoody LLP”

Chartered Accountants, Licensed Public Accountants

Toronto, Ontario
July 29, 2009

CardioGenics Inc.
(A Development Stage Company)
Consolidated Balance Sheets (U.S. Dollars)

	April 30,	October 31,	October 31,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Assets

Current
Cash and Cash Equivalents	$232,072	$253,872	$25,741
Deposits and Prepaid Expenses	8,251	8,309	21,753
Refundable Taxes Receivable	3,440	9,091	13,951
Government Grants and Investment Tax Credits Receivable	106,816	211,024	558,780
	350,579	482,296	620,225
Long Term
Property and Equipment (Note 4)	54,371	67,218	114,518
Patents (Note 5)	233,502	234,716	280,980
	287,873	301,934	395,498
	$638,452	$784,230	$1,015,723

Liabilities and Stockholders' Deficiency

Liabilities

Current
Accounts Payable and Accrued Expenses (Note 8)	$437,805	$408,870	$196,216
Due to Director (Note 6)	882,972	872,435	804,889
Accrued Interest Payable (Note 9)	394,619	565,931	378,749
Debentures Payable (Note 9)	637,000	1,006,972	1,006,972
	2,352,396	2,854,208	2,386,826
Long Term
Debentures Payable (Note 9)	380,694	—	—

Commitments and Contingent Liabilities (Note 13)

Stockholders' Deficiency (Note 10)

Common Stock	1,448,220	1,211,949	1,211,949
Additional Paid-in Capital	841,292	841,292	609,712
Deficit	(4,603,671)	(4,332,700)	(2,979,479)
Accumulated Other Comprehensive Income (Loss)	219,521	209,481	(213,285)
	(2,094,638)	(2,069,978)	(1,371,103)
	$638,452	$784,230	$1,015,723

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Operations and Deficit (U.S. Dollars)
Six Months Ended April 30, 2009 and 2008, Years Ended October 31, 2008 and 2007 and
Cumulative from November 20, 1997(Date of Inception) to April 30, 2009

					Cumulative From
					November 20, 1997
	For the Six Months Ended		For the Years Ended		(Date of Inception)
	April 30,	April 30,	October 31,	October 31,	to April 30,
	2009	2008	2008	2007	2009
	(Unaudited)	(Unaudited)	(Audited)	(Audited)	(Unaudited)
Operating expenses
Amortization of Property and Equipment	$12,222	$16,565	$32,248	$36,428	$146,173
General and Administrative	56,035	70,952	177,169	109,358	1,488,247
Write-off of Patent Application Costs	—	—	29,928	—	29,928
Research and Product Development, Net
of Investment Tax Credits	71,042	29,758	24,531	294,538	1,094,421
Total operating expenses and operating loss	139,299	117,275	263,876	440,324	2,758,769

Other expenses
Interest Expense and Bank Charges (Net)	117,258	62,532	200,425	151,222	1,356,077
Loss on Extinguishment of Debt	—	—	231,580	44,096	275,676
Loss (Gain) on Foreign Exchange	14,414	151,725	657,340	(327,193)	213,149
Total other expenses	131,672	214,257	1,089,345	(131,875)	1,844,902

Net Loss for the Period	270,971	331,532	1,353,221	308,449	4,603,671

Deficit, beginning of the Period	4,332,700	2,979,479	2,979,479	2,671,030	—

Deficit, end of the Period	$4,603,671	$3,311,011	$4,332,700	$2,979,479	$4,603,671

Basic and fully diluted Net Loss per Share (Note 12)	$0.02	$0.03	$0.13	$0.03

Weighted-average shares outstanding (Note 12)	10,904,684	10,786,563	10,786,563	10,786,563

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Issuance of common shares for cash November 1998	760,000	$1				$1

Issuance of common shares for cash December 1998, $.09	380,000	35,036				35,036

Issuance of common shares for cash March 1998, $.09	263,211	24,448				24,448

Issuance of common shares for cash April 1998, $.001	6,196,789	5,703				5,703

Issuance of common shares for cash May 1998, $.17	100,324	17,299				17,299

Issuance of common shares for cash August 1998, $.0002	1,330,000	228				228

Issuance of common shares for cash September 1998, $.16	40,130	6,571				6,571

Issuance of common shares for cash October 1998, $.16	15,245	2,500				2,500

Comprehensive Income (Loss)
Net Loss				(81,208)		(81,208)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(2,096)	(2,096)
Total Comprehensive Income (Loss)				(81,208)	(2,096)	(83,304)
Balance at October 31, 1998	9,085,699	$91,786	$—	$(81,208)	$(2,096)	$8,482

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 1998	9,085,699	$91,786	$—	$(81,208)	$(2,096)	$8,482

Issuance of common shares for cash November 1998, $.16	15,301	2,500				2,500

Issuance of common shares for cash February 1999, $.19	76,000	14,289				14,289

Commission paid on issuance of common stock for cash February 1999		(935)				(935)

Issuance of common shares for cash March 1999, $.19	133,000	24,710				24,710

Commission paid on issuance of common stock for cash March 1999		(1,647)				(1,647)

Issuance of common shares for cash April 1999, $.19	57,000	10,707				10,707

Commission paid on issuance of common stock for cash April 1999		(627)				(627)

Issuance of common shares for cash April 1999, $.20	19,000	3,814				3,814

Commission paid on issuance of common stock for cash April 1999		(314)				(314)

Issuance of common shares for cash July 1999, $.18	57,000	10,074				10,074

Issuance of common shares for cash August 1999, $.18	57,000	10,046				10,046

Comprehensive Income (Loss)
Net Loss				(100,745)		(100,745)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(3,489)	(3,489)
Total Comprehensive Income (Loss)				(100,745)	(3,489)	(104,234)
Balance at October 31, 1999	9,500,000	$164,403	$—	$(181,953)	$(5,585)	$(23,135)

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 1999	9,500,000	$164,403	$—	$(181,953)	$(5,585)	$(23,135)

Issuance of common shares for cash November 1999, $.66	152,000	100,000				100,000

Issuance of common shares as employee compensation December 1999, $.68	5,000	3,396				3,396

Issuance of common shares for cash March 2000, $.54	126,669	68,456				68,456

Issuance of common shares for cash April 2000, $.54	11,400	6,128				6,128

Loan Payable plus interest exchanged for shares July 2000, $.66	170,240	112,000				112,000

Issuance of common shares as employee compensation October 2000, $.66	10,000	6,611				6,611

Issuance of stock options in exchange for services rendered October 2000	—	11,570				11,570

Comprehensive Income (Loss)
Net Loss				(154,365)		(154,365)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					921	921
Total Comprehensive Income (Loss)				(154,365)	921	(153,444)
Balance at October 31, 2000	9,975,309	$472,564	$—	$(336,318)	$(4,664)	$131,582

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 2000	9,975,309	$472,564	$—	$(336,318)	$(4,664)	$131,582

Issuance of common shares as employee compensation October 2001, $.64	11,150	7,094				7,094

Issuance of stock options in exchange for services rendered October 2001	—	22,269				22,269

Comprehensive Income (Loss)
Net Loss				(116,261)		(116,261)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(10,528)	(10,528)
Total Comprehensive Income (Loss)				(116,261)	(10,528)	(126,789)
Balance at October 31, 2001	9,986,459	$501,927	$—	$(452,579)	$(15,192)	$34,156

Balance November 1, 2001	9,986,459	$501,927	$—	$(452,579)	$(15,192)	$34,156

Issuance of common shares for cash June 2002, $.64	501,604	319,022				319,022

Issuance of common shares for cash July 2002, $.65	5,000	3,235				3,235

Issuance of common shares for cash September 2002, $.63	10,000	6,345				6,345

Issuance of common shares as employee compensation October 2002, $.63	15,000	9,505				9,505

Issuance of stock options in exchange for services rendered October 2002	—	70,518				70,518

Comprehensive Income (Loss)
Net Loss				(158,457)		(158,457)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(11,506)	(11,506)
Total Comprehensive Income (Loss)				(158,457)	(11,506)	(169,963)
Balance at October 31, 2002	10,518,063	$910,552	$—	$(611,036)	$(26,698)	$272,818

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 2002	10,518,063	$910,552	$—	$(611,036)	$(26,698)	$272,818

Issuance of common shares for cash May 2003, $.73	28,500	20,838				20,838

Issuance of warrants in conjunction with convertible debentures September 2003			358,406			358,406

Issuance of common shares as employee compensation October 2003, $.76	37,000	27,986				27,986

Issuance of stock options in exchange for services rendered October 2003	—	23,580				23,580

Comprehensive Income (Loss)
Net Loss				(232,818)		(232,818)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					42,957	42,957
Total Comprehensive Income (Loss)				(232,818)	42,957	(189,861)
Balance at October 31, 2003	10,583,563	$982,956	$358,406	$(843,854)	$16,259	$513,767

Balance November 1, 2003	10,583,563	$982,956	$358,406	$(843,854)	$16,259	$513,767

Issuance of warrants in conjunction with convertible debentures September 2004			152,628			152,628

Issuance of common shares as employee compensation October 2004, $.80	59,000	47,317				47,317

Issuance of common shares as directors' compensation October 2004, $.80	75,000	60,149				60,149

Issuance of stock options in exchange for services rendered October 2004	—	27,669				27,669

Issuance of options to directors and committee chairmen for services rendered in October 2004			54,582			54,582

Comprehensive Income (Loss)
Net Loss				(602,480)		(602,480)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(6,136)	(6,136)
Total Comprehensive Income (Loss)				(602,480)	(6,136)	(608,616)
Balance at October 31, 2004	10,717,563	$1,118,091	$565,616	$(1,446,334)	$10,123	$247,496

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 2004	10,717,563	$1,118,091	$565,616	$(1,446,334)	$10,123	$247,496

Issuance of common shares as employee compensation November 2004, $.84	4,500	3,760				3,760

Issuance of common shares as employee compensation December 2004, $.82	4,500	3,692				3,692

Issuance of common shares as employee compensation January 2005, $.82	4,500	3,674				3,674

Issuance of common shares as employee compensation February 2005, $.81	4,500	3,629				3,629

Issuance of common shares as employee compensation March 2005, $.82	4,500	3,701				3,701

Issuance of common shares as employee compensation April 2005, $.81	4,500	3,641				3,641

Issuance of common shares as employee compensation May 2005, $.80	4,500	3,584				3,584

Issuance of common shares as employee compensation June 2005, $.81	4,500	3,628				3,628

Issuance of common shares as employee compensation July 2005, $.82	4,500	3,680				3,680

Issuance of common shares as employee compensation August 2005, $.83	4,500	3,737				3,737

Issuance of common shares as employee compensation September 2005, $.85	4,500	3,821				3,821

Issuance of common shares as employee compensation October 2005, $.85	4,500	3,822				3,822

Issuance of stock options in exchange for services rendered October 2005	—	33,973				33,973

Comprehensive Income (Loss)
Net Loss				(693,603)		(693,603)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(13,288)	(13,288)
Total Comprehensive Income (Loss)				(693,603)	(13,288)	(706,891)
Balance at October 31, 2005	10,771,563	$1,196,433	$565,616	$(2,139,937)	$(3,165)	$(381,053)

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 2005	10,771,563	$1,196,433	$565,616	$(2,139,937)	$(3,165)	$(381,053)

Issuance of common shares as employee compensation November 2005, $.85	5,000	4,232				4,232

Issuance of common shares in exchange for services rendered December 2005, $.86	5,000	4,305				4,305

Issuance of common shares in exchange for services rendered January 2006, $.86	5,000	4,321				4,321

Issuance of stock options in exchange for services rendered October 2006	—	2,658				2,658

Comprehensive Income (Loss)
Net Loss				(531,093)		(531,093)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(25,688)	(25,688)
Total Comprehensive Income (Loss)				(531,093)	(25,688)	(556,781)
Balance at October 31, 2006	10,786,563	$1,211,949	$565,616	$(2,671,030)	$(28,853)	$(922,318)

Balance November 1, 2006	10,786,563	$1,211,949	$565,616	$(2,671,030)	$(28,853)	$(922,318)

Incremental increase in fair value of warrants in conjunction with re-structuring of debentures, April 2007			44,096			44,096

Comprehensive Income (Loss)
Net Loss				(308,449)		(308,449)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					(184,432)	(184,432)
Total Comprehensive Income (Loss)				(308,449)	(184,432)	(492,881)
Balance at October 31, 2007	10,786,563	$1,211,949	$609,712	$(2,979,479)	$(213,285)	$(1,371,103)

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Stockholders' Deficiency (U.S. Dollars)
Cumulative from November 20, 1997 (Date of Inception) to April 30, 2009

				Deficit
				Accumulated	Accumulated
			Additional	During the	Other	Total
	Common Stock		Paid-in	Development	Comprehensive	Stockholders'
	Shares	Amount	Capital	Stage	Income (Loss)	Deficiency

Balance November 1, 2007	10,786,563	$1,211,949	$609,712	$(2,979,479)	$(213,285)	$(1,371,103)

Issuance of warrants in conjunction with re-structuring of debentures October 2008			231,580			231,580

Comprehensive Income (Loss)
Net Loss				(1,353,221)		(1,353,221)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					422,766	422,766
Total Comprehensive Income (Loss)				(1,353,221)	422,766	(930,455)
Balance at October 31, 2008	10,786,563	$1,211,949	$841,292	$(4,332,700)	$209,481	$(2,069,978)

Balance November 1, 2008	10,786,563	$1,211,949	$841,292	$(4,332,700)	$209,481	$(2,069,978)

Issuance of common shares as payment of debenture interest, January 2009, $1.00	236,243	236,243				236,243
Issuance of common shares on exercise of options, April 2009	272,453	28				28
Comprehensive Income (Loss)
Net Loss				(270,971)		(270,971)
Other Comprehensive Income (Loss)
Currency Translation Adjustment					10,040	10,040
Total Comprehensive Income (Loss)				(270,971)	10,040	(260,931)
Balance at April 30, 2009	11,295,259	$1,448,220	$841,292	$(4,603,671)	$219,521	$(2,094,638)

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Consolidated Statements of Cash Flows (U.S. Dollars)
Six Months Ended April 30, 2009 and 2008, Years Ended October 31, 2008 and
2007 and Cumulative from November 20, 1997(Date of Inception) to April 30, 2009

					Cumulative From
					November 20, 1997
	For the Six Months Ended		For the Years Ended		(Date of Inception)
	April 30,	April 30,	October 31,	October 31,	to April 30,
	2009	2008	2008	2007	2009
	(Unaudited)	(Unaudited)	(Audited)	(Audited)	(Unaudited)
Cash flows from operating activities
Net Loss for the Period	$(270,971)	$(331,532)	$(1,353,221)	$(308,449)	$(4,603,670)
Adjustments to reconcile net loss for the period to
net cash used by operating activities
Amortization of Property and Equipment	12,222	16,565	32,248	36,428	146,173
Write-off of Patent Application Costs	—	—	29,928	—	29,928
Amortization of Deferred Debt Issuance Costs	—	—	—	—	511,035
Loss on Extinguishment of Debt	—	—	231,580	44,096	275,676
Interest Accrued and Foreign Exchange Loss
(Gain) on Debt	74,292	33,523	187,182	100,690	640,223
Unrealized foreign exchange	10,040	56,590	422,766	(184,432)	219,521
Common Stock Issued as Employee
Compensation	—	—	—	—	219,467
Stock Options Issued for Services Rendered	—	—	—	—	192,238
Stock Options Issued to Directors and Committee Chairmen	—	—	—	—	54,582
Changes in
Deposits and Prepaid Expenses	58	2,891	13,444	(3,488)	(8,251)
Refundable Taxes Receivable	5,652	7,196	4,860	6,656	(3,439)
Investment Tax Credits Receivable	104,208	229,183	347,756	(2,009)	(106,816)
Accounts Payable and Accrued Expenses	28,935	149,433	212,654	88,591	437,805
Advances	—	—	—	—	131
Net cash provided (used) by operating
activities	(35,564)	163,849	129,197	(221,917)	(1,995,396)

Cash flows from financing activities
Due to Director	10,537	110,111	67,546	256,706	882,972
Issue of Debentures, net of Foreign Exchange Gain	371,333	—	—	—	1,378,305
Issue of Common Shares on Exercise of Stock Options	28	—	—	—	28
Issue of Common Shares for Cash	—	—	—	—	800,245
Redemption of 10% Senior Convertible Debentures	(369,972)	—	—	—	(369,972)
Net cash provided by financing activities	11,926	110,111	67,546	256,706	2,691,578

Cash flows from investing activities
Purchase of Property and Equipment	(269)	(323)	(1,012)	(7,627)	(184,685)
Patent Application Costs	(419)	(16,790)	(33,824)	(41,373)	(244,970)
Net cash provided by investing activities	(688)	(17,113)	(34,836)	(49,000)	(429,655)

Cash and Cash Equivalents
Increase (Decrease) in Cash and Cash Equivalents
during the period	(24,326)	256,847	161,907	(14,211)	266,526
Foreign Exchange	2,525	(60,453)	66,224	(47,204)	(34,454)
Beginning of period	253,873	25,741	25,741	87,156	—

End of period	$232,072	$222,135	$253,872	$25,741	$232,072

See Independent Auditors’ Report.
The Notes to Consolidated Financial Statements are an integral part of this statement.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

1.	Nature of Business

The Company was incorporated November 20, 1997 in the Province of Ontario, Canada, and carries on the business of research and development in the field of in vitro diagnostic biotechnology.

The Company is a development stage company, with a limited history of operations and whose revenues to date have been primarily comprised of grant revenue and Scientific Research Tax Credits from government agencies. The Company has several product candidates that are in various research or early stages of pre-clinical development. There can be no assurance that the Company will be successful in obtaining regulatory clearance for the sale of existing or any future products or that any of the Company’s products will be commercially viable.

2.	Basis of Presentation

The accompanying consolidated financial statements have been prepared using the accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.  The Company has incurred operating losses since inception and has experienced negative cash flows from operations since inception.  The Company has an accumulated deficit at October 31, 2008 of approximately $4.3 million and $4.6 million at April 30, 2009.  The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  The Company has funded its activities to date almost exclusively from debt and equity financings.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company will continue to require substantial funds to continue research and development, including preclinical studies and clinical trials of its product candidates, and to commence sales and marketing efforts, if the FDA and other regulatory approvals are obtained.   Management believes the Company will require approximately $1.3 million to fund its projected expenditures over the next twelve months.  In order to meet its operating cash flow requirements Management’s plans include financing activities such as private placements of its common stock and issuances of convertible debt instruments.  Management is also actively pursuing industry collaboration activities including product licensing and specific project financing.

While the Company believes it will be successful in obtaining the necessary financing to fund its operations, meet revenue projections and manage costs, there are no assurances that such additional funding will be achieved and that it will succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue in existence.

The interim financial statements reflect all normal recurring adjustments that, in the opinion of Management, are necessary for fair presentation of the information contained herein.  The Company adheres to the same accounting policies in preparing interim financial statements as applied for year-end financials.  As permitted under generally accepted accounting principles in the United States, interim accounting for certain expenses, including income taxes are based on full year assumptions.  Such amounts are expensed in full in the year incurred.  For interim financial reporting purposes, income taxes are recorded based upon estimated annual income tax rates.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies

(a)	Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its 100% owned inactive subsidiary.  All significant intercompany transactions and balances have been eliminated.

(b)	Development Stage Company
The accompanying financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standard (SFAS) No.7, “Accounting and Reporting by Development Stage Enterprises.”

(c)	Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with an original maturity of three months or less and highly liquid investments purchased with an original maturity of greater than three months but cashable at any time to be cash equivalents.

(d)	Investment Tax Credits Receivable
The Company’s accounts include claims for investment tax credits relating to scientific research activities of the Company. The qualification and recording of this activity for investment tax credit purposes is established by Canadian Income Tax authorities when the income tax returns for the period are assessed.   At the time the income tax returns for the period are assessed, a receivable for the amount of the credits is established with a corresponding reduction in the statement of operations.

(e)	Property and Equipment
Property and equipment are recorded at cost and depreciated using methods and rates as follows:

Furniture and Fixtures	20% declining balance
Lab Equipment	20% declining balance
Computer Equipment – Hardware	30% declining balance
Computer Equipment – Software	50% declining balance
Leasehold Improvements	Straight-line over the lesser of
the life of the asset or the life of the lease

(f)	Patents
Capitalized patent costs represent legal costs incurred to establish patents. Capitalized patent costs are amortized on a straight line method over the related patent term. As patents are abandoned, the net book value of the patent is written off.

(g)	Impairment or Disposal of Long-Lived Assets
The Company assesses the impairment of long-lived assets under SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” whenever events or changes in circumstances indicate that the carrying value may not be recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable and exceeds its fair value. The carrying amount of the long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposal of the asset.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies (continued)

(h)	Debentures Payable
In accordance with Emerging Issues Task Force Issue 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios ("EITF 98-5"), the Company recognized an imbedded beneficial conversion feature present in the Convertible Notes. The Company allocated a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital.  The debt discount attributed to the beneficial conversion feature is amortized over the convertible debenture's maturity period as interest expense using the effective yield method.

In accordance with Emerging Issues Task Force Issue 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments ("EITF 00-27"), the Company recognized the value attributable to the warrants to additional paid-in capital and a discount against the convertible debentures. The Company valued the warrants in accordance with EITF 00-27 using the Black-Scholes pricing model.  The debt discount attributed to the value of the warrants issued is amortized over the convertible debenture’s maturity period as interest expense using the effective yield method.

(i)	Research and Development Costs
Expenditures for research and development are expensed as incurred and include, among other costs, those related to the production of prototype products, including payroll costs. Amounts expected to be received from governments under Scientific Research Tax Credit arrangements are offset against current expenses.  The Company recognizes revenue from restricted grants in the period in which the Company has incurred the expenditures in compliance with the specific restrictions.

(j)	Income Taxes
The Company utilizes the liability method of accounting for income taxes as set forth in SFAS No. 109, Accounting for Income Taxes (“SFAS 109”).  Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse.  A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized.  As there is no certainty that the Company will generate taxable income in the foreseeable future to utilize tax losses accumulated to date, no provision for ultimate tax reduction has been made in these financial statements.

On November 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 (“FIN 48”), which have been applied to all income tax positions commencing from that date.  FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with SFAS 109.  Income tax positions must meet a more-likely-than-non recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods.  The Company recognizes potential accrued interest and penalties related to unrecognized tax benefits within operations as income tax expense.  Upon adoption, there were no adjustments required.

Prior to adoption, the Company determined its income tax contingencies in accordance with SFAS No. 5, Accounting for Contingencies.  The Company recorded estimated tax liabilities to the extent the contingencies were probable and could be reasonably estimated.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies (continued)

(k)	Stock-Based Compensation
Effective November 1, 2006 the Company adopted SFAS 123R which revises SFAS 123 “Accounting for Stock-Based Compensation” (“SFAS 123”) and supersedes Accounting Principles Board Opinion 25 “Accounting for Stock Issued to Employees.” Under APB 25, the Company used the “intrinsic value” method for employee stock options and did not record any expense because option exercise prices equaled the market value at the date of grant. SFAS 123R required that new, modified and unvested share-based payment transactions with employees, such as grants of stock options and restricted stock, be recognized in the financial statements based on their fair value at the grant date and recognized as compensation expense over their vesting periods. The Company has also considered the related guidance of the Security and Exchange Commission (“SEC”) included in Staff Accounting Bulletins (“SAB”) No. 107 and No. 110. The Company estimates the fair value of stock options and shares issued as compensation to employees and directors as of the date of grant using the Black-Scholes pricing model and restricted stock based on the per share value calculated using a third party valuation of the Company. The Company adopted SFAS 123R using the modified prospective method and, accordingly, prior period financial statements were not revised. The Company also follows the guidance in EITF 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” for equity instruments issued to consultants.  EITF 96-18 provides guidance on transactions in which (1) the fair value of the equity instruments is more reliably measurable than the fair value of the goods or services received and (2) the counterparty receives shares of stock, stock options, or other equity instruments in settlement of the entire transaction or, if the transaction is part cash and part equity instruments, in settlement of the portion of the transaction for which the equity instruments constitute the consideration.

Options issued with a nominal exercise price in exchange for services rendered were measured at the fair value of the underlying services rendered on the date of grant.  The expense was recorded to the statement of operations with a corresponding increase in share capital with no additional increase in the number of shares as they were legally not yet exercised.

(l)	Net Loss Per Common Share
Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives affect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings.

(m)	Comprehensive Loss
Other comprehensive income (loss), which includes only foreign currency translation adjustments, is shown in the Statement of Changes in Stockholders’ Deficiency.

(n)	Concentration of Credit Risk
The Company maintains cash balances, at times, with financial institutions in excess of amounts insured by the Canada Deposit Insurance Corporation. Management monitors the soundness of these institutions and has not experienced any collection losses.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies (continued)

(o)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(p)	Foreign Currency Translation
The Company maintains its accounting records in Canadian dollars. Transactions in United States dollars (“USD”) are translated into Canadian dollars at rates in effect at the date of the transaction and gains or losses on such transactions are recorded at the time of settlement in the statement of operations.

The Company’s reporting currency is the United States Dollar.  Foreign denominated assets and liabilities of the Company are translated into USD at the prevailing exchange rates in effect at the end of the reporting period, the historical rate for stockholders’ equity and a weighted average of exchange rate in effect during the period for expenses, gains and losses.  Adjustments that arise from translation into the reporting currency are recorded in the accumulated other comprehensive income (loss) component of stockholders’ deficiency.

The Company carries out a portion of transactions in foreign currencies.  The balances of the Company’s convertible debentures are denominated in US dollars.  The Company monitors it risk and it is management’s opinion that the Company is not exposed to significant foreign currency risks related to the debentures.

(q)	Financial Instruments
The carrying values of cash and cash equivalents, other current assets, accounts payable and accrued expenses approximate their fair values due to their short-term nature. Long-term debt and convertible debentures approximates their fair value based upon the borrowing rates available for the nature of the underlying debt.

(r)	Effects of Recent Accounting Pronouncements
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States, and expands disclosures about fair value measurements. SFAS No.157 is effective for financial statements issued for the Company’s fiscal year beginning November 1, 2008, with earlier application encouraged. Any amounts recognized upon adoption as cumulative effect adjustment will be recorded to the opening balance of retained earnings in the year of adoption. On February 12, 2008, the FASB delayed the effective date for non-financial assets and liabilities to fiscal years beginning after November 15, 2008; however, the effective date for financial assets remains intact. The Company is currently evaluating the impact of this statement on its results of operations or financial position.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies (continued)

(r)	Effects of Recent Accounting Pronouncements (continued)
In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS No. 141(R)), which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in an acquiree, including the recognition and measurement of goodwill acquired in a business combination.  SFAS No. 141(R) is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFRS No. 160”), which will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests and classified as a component of equity within the consolidated balance sheets.  SFAS No. 160 is effective as of the beginning of the first fiscal year beginning on or after December 15, 2008.  Earlier adoption is prohibited and the Company is currently evaluating the effect, if any that the adoption will have on its consolidated financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “Establishing the Fair Value Option for Financial Assets and Liabilities” (“SFAS 159”) to permit all entities to choose to elect to measure eligible financial instruments and certain other items at fair value. The decision whether to elect the fair value option may occur for each eligible item either on a specified election date or according to a preexisting policy for specified types of eligible items. However, that decision must also take place on a date which criteria under SFAS 159 occurs. Finally, the decision to elect the fair value option shall be made on an instrument-by-instrument basis, except in certain circumstances. An entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS 159 applies to the Company’s fiscal year beginning after November 1, 2008.  The Company is currently evaluating this pronouncement in connection with SFAS 157.

In May 2008, the FASB issued FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlements).” This FSP requires a portion of this type of convertible debt to be recorded as equity and to record interest expense on the debt portion at a rate that would have been charged on nonconvertible debt with the same terms. This FSP takes effect in the first quarter of fiscal years beginning after December 15, 2008 and will be applied retrospectively for all periods presented. It will be effective for the Company on November 1, 2009.  The Company is currently evaluating how it may affect the consolidated financial statements.

In April 2008, the FASB issued Emerging Issue Task Force (“EITF”) 07-05, “Determining whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock.”  EITF 07-5 applies to any freestanding financial instruments or embedded features that have the characteristics of a derivative, as defined by SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities<” and to any freestanding financial instruments that are potentially settled in an entity’s own common stock.  EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008.  The Company is currently evaluating the impact of EITF 07-5 will have on its financial position, results of operations or cash flows.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

3.	Summary of Significant Accounting Policies (continued)

(r)	Effects of Recent Accounting Pronouncements (continued)
In June 2008, the FASB issued Staff Position (‘’FSP”) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” Securities participating in dividends with common stock according to a formula are participating securities. This FSP determined unvested shares of restricted stock and stock units with no forfeitable rights to dividends are participating securities. Participating securities require the “two-class” method to be used to calculate basic earnings per share. This method lowers basic earnings per common share. This FSP takes effect in the first quarter of fiscal years beginning after December 15, 2008 and will be applied retrospectively for all periods presented. It will be effective for the Company on November 1, 2009. The Company does not expect FSP EITF 03-6-1 to have a material effect on its consolidated financial statements.

4.	Property and Equipment

The costs and accumulated depreciation and amortization of property and equipment are summarized as follows:

	April 30	October 31
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Furniture and Fixtures	$7,240	$7,380	$7,968
Lab Equipment	82,264	83,591	89,814
Computer Hardware	17,676	18,019	18,927
Computer Software	7,647	7,798	8,417
Leasehold Improvements	82,769	84,381	91,098
Total Property and Equipment	197,596	201,196	216,224
Less Accumulated Depreciation and Amortization	143,225	133,951	101,706
Property and Equipment, Net	$54,371	$67,218	$114,518

Depreciation and amortization expense amounted to $32,248 and $36,428 for the years ended October 31, 2008 and 2007 respectively and $12,222 and $16,565 for the six months ended April 30, 2009 and 2008, respectively.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

5.	Patents

The costs and accumulated amortization of patents are summarized as follows:

	April 30	October 31
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Patents	$233,502	$234,716	$280,980
Less: Accumulated Amortization	—	—	—
Patents, Net	$233,502	$234,716	$280,980

Weighted Average Life	17 Years	17 Years	17 years

Amortization expense amounted to $0 for the six months ended April 30, 2009 and 2008 and years ended October 31, 2008 and 2007, respectively. Amortization expense is expected to be approximately $2,000 per year for the years ended October 31, 2009 through 2013. During the years ended October 31, 2008 and 2007, the Company wrote off approximately $29,928 and $0 of net book value of patent, respectively for abandoned patents.

6.	Due to Director

The amount due to a director is due on demand and carries interest at 10 percent per annum.  Amounts payable and accrued expenses include accrued interest payable on the amount due to the Director of $243,282, $204,479 and $110,168 as of April 30, 2009, October 31, 2008 and October 31, 2007, respectively.

On January 28, 2009, the Company issued to a director and an officer of the Company a new series of Debentures in the amount of $371,333.  The Debentures are for a term of two years and carry interest at 10% per annum.

In the event that the Company should enter into a transaction prior to the maturity date of these Debentures, whereby the majority of the Company’s common stock are to be exchanged for common stock of another company, the holders of said debentures shall have the right, but not the obligation, to exchange the debentures, plus accrued interest, for a maximum 812,000 common shares of the Company’s common stock immediately prior to the afore-mentioned transaction.

7.	Income Taxes

The Company adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – and interpretation of FASB Statement No. 109” (“FIN 48”), on August 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statement in accordance with FASB Statement 109 “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition classification, interest and penalties accounting in interim periods disclosure and transition.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

7.	Income Taxes (continued)

Based on the Company’s evaluation, management has concluded that there are no significant tax positions requiring recognition in the financial statements.

The Company has incurred losses since inception, which have generated net operating loss carryforwards for Income Tax purposes.  The net operating loss carryforwards arise from Canadian sources.  As of April 30, 2009, the Company has net operating loss carryforwards approximated with expiry dates as follows:

Federal
2014	$710,406
2015	248,373
2026	375,461
2027	937,424
2028	408,775
2029	216,667
$2,897,106

All fiscal years have been assessed however claims relating to research and development credits are open for review for the fiscal years ending 2008 and 2007.

For the years ended October 31, 2008 and 2007 and for the periods ended April 30, 2009 and 2008, the Company’s effective tax rate differs from the statutory rate principally due to the net operating losses for which no benefit was recorded.

Deferred income taxes consist of the following:

	April 30		October 31,
	2009	2008	2008	2007
	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Property and Equipment	$(6,675)	$(13,468)	$(7,646)	$(15,125)
Net operating loss carryforwards	870,963	884,417	813,792	694,416
Unrealized foreign exchange	73,267	(58,095)	69,424	(86,815)
Investment tax credits	15,394	22,948	(36,840)	(28,668)
Total Deferred Tax Assets	952,949	835,802	838,730	563,808
Valuation Allowance	(952,949)	(835,802)	(838,730)	(563,808)
Net Deferred Income Taxes	$—	$—	$—	$—

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

7.	Income Taxes (continued)

A reconciliation of the Canadian combined statutory rate to the Company’s effective tax rate for the years ended October 31, 2008 and 2007 and for the periods ended April 30, 2009 and 2008 is as follows:

	April 30		October 31,
	2009	2008	2008	2007
	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Statutory rate	33.0%	34.0%	34.0%	36.0%
Decrease in income tax rate resulting from:
Changes in tax rate	5.6%	12.5%	4.1%	28.6%
Permanent differences	—	(1.7%)	(14.8%)	35.3%
Non-deductible meals
Non-cash items with no tax basis
Non-deductible bonuses not paid
Expenses disallowed
Other items	4.2%	0.2%	0.1%	0.0%
Change in valuation allowance	(42.8)%	(45.0)%	(23.4)%	(99.9)%
Effective tax rate	0.0%	0.0%	0.0%	0.0%

8.	Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:

	April 30	October 31,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Accounts Payable	$13,321	$17,512	$16,388
Accrued Interest Payable	243,282	204,479	110,168
Research and Development	23,920	26,384	21,610
Executive Compensation	100,586	101,174	—
Patent Application Costs	56,696	59,321	48,050
Total	$437,805	$408,870	$196,216

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

9.	Debentures Payable

Current

10% Senior Convertible Debentures
10% Senior Convertible Debentures due September 30, 2006 and extended to September 30, 2009. The debentures are senior in right of payment to all other indebtedness of the Company. Interest is payable at maturity, conversion or redemption of the debentures. Interest on interest is calculated at 10% annually, compounded monthly, payable on redemption or conversion of the debentures. Interest may, at the option of the Company, be paid in cash or common shares, the latter at the rate of one (1) common share per $1 of interest.  The debentures may be converted in multiples of $25,000 by the holder at any time in exchange for the lesser of (i) one (1) share for each $1 face value of debentures being converted or (ii) at a price equal to 90% of the most recent issue price of common shares to an arm's length investor. The Company may redeem the debentures at any time after the giving to the holders of seven (7) days notice, during which time the holders must notify the Company whether the redemption is to occur in cash or common shares, the latter in exchange for the lesser of (i) one (1) common share for each $1 face value of debentures being converted, or (ii) at a price equal to 90% of the most recent issue price of common shares. Interest may be converted at the option of the Company into one (1) common share for each $1 payable.  Debentures totaling $234,972 are payable to former officers of the Company.

On November 12, 2008, a group of holders of Senior Convertible Debentures, holding in total $369,972 principal amount of Senior Convertible Debentures plus accrued interest of $235,243, issued a notice of default under the debentures, demanding, within sixty (60) days of the notice, payment of principal, or conversion to common shares at the rate of four (4) common shares for each $1 face value of Debentures outstanding, plus interest on conversion to common shares at the rate of one (1) common share for each $1 of interest payable. The debentures were settled as follows: the principal amount of $369,972 was repaid in cash January 27, 2009 and the interest payable on that date in the amount of $236,243 was satisfied by the issuance of 236,243 common shares.

10% Subordinated Convertible Debentures
10% subordinated convertible Debentures due September 30, 2006 and extended to September 30, 2009. The debentures are senior in right of payment to all other indebtedness of the Company except for the senior convertible debentures described above. Interest is payable at maturity, conversion or redemption of the debentures. Interest on interest is calculate at 10% annually, compounded monthly, payable on redemption or conversion of the debentures. Interest may, at the option of the Company, be paid in cash or common shares, the latter at the rate of one (1) common share per $1 of interest The debentures may be converted in multiples of $25,000, or the entire outstanding principal sum if less than $25,000, by the holder at any time in exchange for the lesser of (i) one (1) share for each $1 face value of debentures being converted, or (ii) at a price equal to 90% of the most recent issue price of common shares to an arm's length investor. The Company may redeem the debentures at any time after the giving to the holders of seven (7) days notice, during which time the holders must notify the Company whether the redemption is to occur in cash or common shares, the latter in exchange for the lesser of (i) one (1) common share for each $1 face value of debentures being converted, or (ii) at a price equal to 90% of the most recent issue price of common shares. Interest may be converted at the option of the Company into one (1) common share for each $1 payable.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

9.	Debentures Payable (continued)

Current convertible debentures consist of:
	April 30	October 31
	2009	2008	2007
	(Unaudited)	(Auidted)	(Audited)

10% Senior Convertible Debentures	$305,000	$674,972	$674,972
10% Subordinated Convertible Debentures	332,000	332,000	332,000
	$637,000	$1,006,972	$1,006,972

The convertible debentures are accounted for in accordance with EITF 98-5 and 00-27 (see note 3). The following summarizes the significant terms and accounting for each convertible debenture entered into by the Company:

	$674,972	$332,000
	Debenture	Debenture

Date issued	9/30/2003	9/21/2004
Debenture Amount	$674,972	$332,000
# of Debentures	16	9
Gross Proceeds	$674,972	$332,000
Net Proceeds	$674,972	$332,000
Warrants Issued to Investors	674,972	332,000
Warrant Exercise Price	$1.00	$1.00
Warrant Fair Value (WFV)	$.5269	$.4727
Warrant Relative Fair Value (WRFV)	$232,926	$106,557
Beneficial Conversion Feature (BCF)	$84,432	$33,517
Black-Scholes Model Assumptions
Fair value of common stock	$0.78	$0.78
Risk Free Interest Rate (%)	4.73	4.73
Expected Volatility	.7248	.6866
Life of Warrants (years)	7	6
Costs associated with issuance classified as deferred debt issuance costs	$41,048	$12,554
Amortization of WFV and BCF as Non-cash Interest Expense	$317,358	$140,074
Principle and Interest Converted	—	—
Shares Issued Upon Conversion	—	—
Principle and Interest Repayments in Shares Of Common Stock	—	—
Shares Issued for Principle and Interest Repayments	—	—
Principle and Interest Repayments in Cash	—	—

As of April 30, 2009, October 31, 2008 and 2007, the outstanding balance of debentures payable, is $637,000, $1,006,972 and $1,006,972, net of unamortized debt discount of $-0- in each year, respectively.  The accrued interest payable on the debentures is $565,931 and $378,749 as of October 31, 2008 and 2007, respectively, and $394,619 as of April 30, 2009.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

9.	Debentures Payable (continued)

On May 6, 2007 the maturity date of the debentures payable was extended to September 30, 2007. The term of the existing warrants associated with the original debentures was extended from September 30, 2010 to September 30, 2011.  The conversion price was amended to the lesser of 1) a discount of 10% of whatever form an arm’s length financing, existing or in the future, comes in at or 2) $1.  At the date of the extension, the Company recorded in its statement of operations a Loss on Extinguishment of Debt of $44,096.  The debentures were fully accreted to face value at the time of the extension.

On October 2, 2008 the maturity date of the debentures payable was extended to September 30, 2009. The existing warrants associated with the original debentures were cancelled and replaced by warrants entitling the holder to purchase 1 ½  common shares in the Company for each $1 principal amount of the debenture at a price of $1 per share up to and including January 30, 2014.   Certain holders of the 10% Senior Convertible Debentures did not agree to the extension of the due date to September 30, 2009 and hence are entitled to demand either the payment of principal, or conversion to common shares at the rate of four (4) common shares for each $1 face value of debentures outstanding plus interest on conversion to common shares at the rate of one (1) common share for each $1 of interest payable.  At the date of the extension, the Company recorded in its statement of operations a Loss on Extinguishment of Debt of $231,580.  The debentures were fully accreted to face value at the time of the extension.

On November 12, 2008, a group of holders of Senior Convertible Debentures, holding in total $369,972 principal amount of Senior Convertible Debentures plus accrued interest of $236,243, issued a notice of default under the debentures, demanding, within sixty (60) days of the notice, payment of principal, or conversion to common shares at the rate of four (4) common shares for each $1 face value of Debentures outstanding, plus interest on conversion to common shares at the rate of one (1) common share for each $1 of interest payable. The debenture was settled as follows: the principal amount of $369,972 was repaid in cash January 27, 2009 and the interest payable on that date in the amount of $236,243 was satisfied by the issuance of 236,243 common shares.

Long Term

10% Convertible Debentures
On January 28, 2009, the Company issued to a director and an officer of the Company a new series of Debentures in the amount of $371,333.The Debentures are for a term of two years and carry interest at 10% per annum, interest payable at maturity.

In the event that the Company should enter into a transaction prior to the maturity date of these Debentures, whereby the majority the Company’s common stock are to be exchanged for common stock of another company, the holders of said debentures shall have the right, but not the obligation, to exchange the debenture, plus accrued interest, for a maximum of 812,000 common shares of the Company’s common stock immediately prior to the afore-mentioned transaction.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

9.	Debentures Payable (continued)

Long-term convertible debentures consist of:

	April 30	October 31
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

10% Convertible Debentures issued January 28, 2008	$371,333	$—	$—
Interest accrued thereon	9,361	—	—
	$380,694	$—	$—

10.	Stockholders’ Deficiency

Authorized Shares
The Company is authorized to issue an unlimited number of common shares.

Comprehensive Income/(Loss)
Comprehensive loss, which includes net loss and the change in the foreign currency translation account, for the six months ended April 30, 2009 and 2008 was $260,931 and $274,942, respectively, and for the years ended October 31, 2008 and 2007 was $930,455 and $492,881, respectively.

Equity Instruments Issued for Services Rendered
During the years ended October 31, 2000 through 2006 the Company issued stock options with a nominal exercise price in exchange for services rendered to the Company. The fair value of each stock option was measured at the fair value of the underlying services on the date of grant.  The fair value of each grant was charged to the related expense in the statement of operations for the services received with a corresponding increase in share capital with no additional increase in the number of shares as they were legally not yet exercised.

At each period end, the Company had outstanding the following options and warrants:

	April 30	October 31,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Share Purchase Options
Issued to Members of the Board of Directors and Committee Chairmen entitling the holder to purchase 1 common share at a price of $1.25 per share to October 31, 2009 (see Note 11)	200,000	200,000	200,000
Issued to Consultants entitling the holder to common shares at a price of $1.00 for the quantity under the grant (see Note 11)	—	272,453	272,453
Total Share Purchase Options Outstanding	200,000	472,453	472,453

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

	April 30	October 31,
	2009	2008	2007
	(Unaudited)	(Audited)	(Audited)

Warrants
Issued to subscribers to the debenture financing of 2003 and its related extension entitling the holder to purchase 1 common share in the Company at an exercise price of $1 per common share up to and including January 30, 2014	1,012,458	1,012,458	674,672

Issued to agents for the debenture financing of 2003 entitling the holder to purchase 1 common share in the Company at an exercise price of $1 per common share up to and September 30, 2010	77,900	77,900	77,900

Issued to subscribers to the debenture financing of 2003 and its related extension entitling the holder to purchase 1 common share in the Company at an exercise price of $1 per common share up to and including January 30, 2014	498,000	498,000	332,000

Issued to agents for the debenture financing of 2003 entitling the holder to purchase 1 common share in the Company at an exercise price of $1 per common share up to and September 30, 2010	26,560	26,560	26,560
Total Warrants outstanding	1,614,918	1,614,918	1,111,132

11.	Stock Based Compensation

The Company has not adopted a formal stock option plan.  The Company has options outstanding with contractual terms of 5 years as well as options with no expiration date.  Vesting is determined by the Company’s Board of Directors and generally occurs immediately.

Effective November 1, 2005, the Company implemented the fair value recognition provisions of SFAS 123(R) and SAB 107 for all share-based compensation.  Stock-based employee compensation related to stock options for each of the six months ended April 30, 2009 and the years ended October 31, 2008 and 2007 amounted to $-0-.

The fair value of each option granted is estimated on grant date using the Black-Scholes option pricing model which takes into account as of the grant date the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the term of the option.  The Company did not grant any stock options during the six months ended April 30, 2009 and the years ended October 31, 2008 and 2007.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

11.	Stock Based Compensation (continued)

The following is a summary of the common stock options granted, forfeited or expired and exercised under the Plan:
		Weighted
		Average
		Exercise
	Options	Price

Outstanding – November 1, 2006	472,453	$1.11
Granted	—	—
Forfeited/expired	—	—
Exercised	—	—
Outstanding – October 31, 2007	472,453	$1.11
Granted	—	—
Forfeited/expired	—	—
Exercised	—	—
Outstanding – October 31, 2008	472,453	$1.11
Granted	—	—
Forfeited/expired	—	—
Exercised	272,453	$1.00

Outstanding – April 30, 2009	200,000	$1.25

Options typically vest immediately at the date of grant.  As such, the Company does not have any unvested options or unrecognized compensation expense at April 30, 2009, October 31, 2008 and October 31, 2007.  The Company has options outstanding with contractual terms of 5 years as well as options with no expiration date.

The following table summarizes information on stock options outstanding and exercisable at October 31, 2008:

	Number
	Outstanding	Weighted	Weighted
Range of	at	Average	Average	Aggregate
Exercise	October 31,	Exercise	Remaining	Intrinsic
Price	2008	Price	Life (Years)	Value

$1.00	272,453	$1.00	Perpetual	$-0-
$1.25	200,000	$1.25	1.00	$-0-

The following table summarizes information on stock options outstanding and exercisable at April 30, 2009:

	Number
	Outstanding	Weighted	Weighted
Range of	at	Average	Average	Aggregate
Exercise	April 30,	Exercise	Remaining	Intrinsic
Price	2009	Price	Life (Years)	Value

$1.25	200,000	$1.25	1.00	$-0-

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

11.	Stock Based Compensation (continued)

The intrinsic value is calculated as the difference between the market value as of April 30, 2009 and October 31, 2008 and the exercise price of the shares.  The Company estimated the market value as of April 30, 2009 and October 31, 2008 to be $0.78.

12.	Net Loss Per Share

The following table sets forth the computation of weighted-average shares outstanding for calculation basic and diluted earnings per share (EPS):

	April 30		October 31
	2009	2008	2008	2007
	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Weighted-average shares - basic	10,904,684	10,786,563	10,786,563	10,786,563
Effect of dilutive securities	—	—	—	—
Weighted-average shares - diluted	10,904,684	10,768,563	10,786,563	10,786,563

Basic earnings per share (EPS) and diluted EPS for the six months ended April 30, 2009 and 2008 and the years ended October 31, 2008 and 2007 have been computed by dividing the net loss available to common stockholders for each respective period by the weighted average shares outstanding during that period. All outstanding options, warrants and shares to be issued upon the conversion of the outstanding convertible debentures and interest payable representing approximately 3,658,537, 3,019,651, 3,660,274 and 2,969,306 incremental shares respectively have been excluded from the April 30, 2009, April 30, 2008, October 31, 2008 and October 31, 2007 computation of diluted EPS as they are antidilutive given the losses generated.

13.	Commitments and Contingent Liabilities

Rental Operations
The Company has sublet a portion of its office space to a third party until March of 2009 at a monthly rental of $2,321.

The approximate minimum of sublease income under the current lease agreement to be received in fiscal year 2009 is $6,963.

Lawsuit
On April 22, 2009, the Company was served with a statement of claim from a former employee claiming compensation for wrongful dismissal and ancillary causes of action including payment of monies in realization of his investment in the Company, with an aggregate claim of $514,000.  The Company considers all the claims to be without any merit, has already delivered a statement of defense and intends to vigorously defend the action.  If the matter eventually proceeds to trial, the Company does not expect to be found liable on any ground or for any cause of action.

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

13.	Commitments and Contingent Liabilities (continued)

Leases
The Company has entered into an operating lease agreement for the use of operating space.

Aggregate minimum annual lease commitments of the Company under the non-cancelable operating lease as of October 31, 2008 are as follows:

Year	Amount

2009	$42,712
2010	43,245
2011	36,408
Thereafter	—
Total Minimum Lease payments	$122,365

Lease expense amounts to approximately $28,965 and $38,848 for the six months ended April 30, 2009 and 2008, respectively.  Lease expense amounted to approximately $71,785 and $52,325 for the years ended October 31, 2008 and 2007, respectively.

The preceding data reflects existing leases and does not include replacements upon their expiration. In the normal course of business, operating leases are generally renewed or replaced by other leases.

14.	Supplemental Disclosure of Cash Flow Information

	For the six
	months ended		For the Years Ended
	April 30		October 31
	2009	2008	2008	2007
	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Cash paid during the year for:
Interest	$886	$—	$2,643	$3,952
Income taxes	$—	$—	$—	$—

Disclosure of Non-cash financing activities
Issuance of common stock as payment of accrued debenture interest	$236,243	$—	$—	$—

CardioGenics Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
October 31, 2008 and 2007 (audited) and April 30, 2009 and 2008 (unaudited)

15.	Subsequent Events

(a)
On May 22, 2009, CardioGenics Exchangeco Inc., a wholly-owned Canadian subsidiary of JAG Media Holdings, Inc. has entered into a definitive share purchase agreement with the Company and its principle shareholder pursuant to which CardioGenics Exchangeco Inc. will acquire all of the outstanding shares of the Company in accordance with the terms of the share purchase agreement, subject to all parties meeting the conditions of closing as specified in the share purchase agreement.

In consideration for the surrender of their common shares of the Company to CardioGenics Exchangeco Inc., CardioGenics Exchangeco Inc. shall cause JAG Media Holdings, Inc. to issue to the Company’s shareholders 422,183,610 shares of JAG Media Holdings, Inc. common stock, par value $0.00001 (the “Share Consideration”) in accordance with the terms of the share purchase agreement. The Company’s shareholders shall have the option to receive their pro-rata allocation of the Share Consideration in the form of (a) JAG Media Holdings, Inc. common stock, to be issued at the closing (the “JAG Consideration Shares”) or (b) exchangeable shares of CardioGenics Exchangeco Inc., to be issued at the closing, which shares shall be exchangeable at any time after the closing into a number of shares of JAG Media Holdings, Inc. common stock equal to such shareholders’ pro rata allocation of the Share Consideration (the “Exchangeable Shares”).

Upon issuance, the Share Consideration shall provide the Company’s shareholders with direct and/or indirect ownership of approximately 85% of JAG Media Holdings Inc.’s outstanding common stock (on a fully diluted basis) as of the closing, assuming (for purposes of such calculation) that the Exchangeable Shares were fully exchanged for the permitted number of shares of JAG Media Holdings, Inc. common stock immediately following the closing. Should the transaction close, the Company will account for this transaction post-closing using the Purchase method of accounting for acquisitions.

All of the Company’s debenture holders have agreed to convert their debentures into common shares of the Company in accordance with the terms of their respective debentures immediately prior to the closing of the transaction contemplated above.

(b)
On June 22, 2009 the Company received a letter from a former advisor with regards to a Non-Circumvention Agreement dated July 16th, 2004 and a Finder's Fee Agreement dated December 13, 2004 with said former advisor. The letter states that the Company has breached said agreements insofar as the transaction between the Company and JAG Media Holdings Inc. is concerned and advising that said former advisor is entitled to payment of 8% of the transaction value in accordance with the terms of the Finder's Fee Agreement.  The Company’s lawyers have written to said former advisor denying any contractual breach and explaining why said former advisor’s claims are without merit.

(c)
On July 31, 2009, JAG Media Holdings, Inc. completed the acquisition of the Company by JAG Media’s Ontario Canada subsidiary, CardioGenics Exchangeco Inc.  In connection with the acquisition, ExchangeCo acquired all of the outstanding shares of common stock of the Company, excluding 173.869 common shares in the aggregate owned by two (2) minority stockholders of the Company.